UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 24, 2003
                                                --------------------------------

                Mortgage Asset Securitization Transactions, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                                 333-106982                 06-1204982
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

1285 Avenue of the Americas, New York, New York                        10019
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. Other Events

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) and Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities Association) furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials and Structural and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials and Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.           Description
        -----------           -----------

        99.1                  Collateral Term Sheets
                              prepared by UBS Securities
                              LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7.

        99.2 Computational Materials and Structural and Collateral Term Sheets prepared by UBS Securities
                              LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7.

        99.3                  Collateral Term Sheets
                              prepared by UBS Securities
                              LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.

      November 24, 2003
                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                      Name:   Glenn McIntyre
                                      Title:  Associate Director


                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                      Name:   Steve Warjanka
                                      Title:  Associate Director

                                INDEX TO EXHIBITS

                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

99.1              Collateral Term Sheets                          (E)
                  prepared by UBS Securities
                  LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust
                  2003-7, Mortgage Pass-Through Certificates,
                  Series 2003-7.

99.2              Computational Materials and Structural and      (E)
                  Collateral Term Sheets prepared by UBS
                  Securities LLC in connection with certain classes of the MASTR Adjustable Rate
                  Mortgages Trust 2003-7, Mortgage
                  Pass-Through Certificates, Series 2003-7.

99.3              Collateral Term Sheets                          (E)
                  prepared by UBS Securities
                  LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust
                  2003-7, Mortgage Pass-Through Certificates,
                  Series 2003-7.